LEASE AGREEMENT
                                       and
                               OPTION TO PURCHASE

         This Lease Agreement, effective the 1st day of October, 1996, by and between RONALD L. DRAEGER and RITA M. DRAEGER, hereinafter collectively called "Lessor," and NACO COMPOSITES, INC., a Utah corporation with principal offices in Logan, Utah, hereinafter called "Lessee."
         1. PROPERTY LEASED. Lessor, in consideration of the rents and agreements to be paid and performed by Lessee, does lease to Lessee those premises situated at 812 West 17th Street, Ogden, Utah, and further described on Exhibit "A" attached hereto and by this reference incorporated herein.
         2. TERM OF LEASE AND RENTAL. The term of this lease shall be for a period of three (3) years, commencing on the 1st day of October, 1996, and ending on the last day of September, 1999. Lessee will pay as rental for the first five (5) months hereof the sum of THREE THOUSAND FIVE HUNDRED DOLLARS ($3,500.00) per month, all rental to be payable monthly in advance in such amount; and, thereafter, the monthly rental amount may be increased from time to time pursuant to the mutual agreement of the parties.
         3. RIGHT TO RENEW. Lessee shall have the right to renew this lease agreement at the expiration thereof for an additional period of at least two (2) years on the same terms and conditions as set forth herein except for the rental amount which shall be a fair market rental amount to be mutually agreed upon between the parties. Lessee must give written notice of intention to renew at least sixty (60) days prior to the end of the term.
         4. USE OF PREMISES. The premises shall be used for the purpose of operating a manufacturing facility for the production of fiberglass products and related items, and such other products as may be produced or marketed by Lessee, and for no other purposes without the prior consent of Lessor.
         Lessee shall not commit or permit to be committed any waste upon the premises. Lessee shall not use the premises, or any part thereof, for any purpose other than the purpose or purposes for which said premises are leased, and no use in any event shall be made of the premises, nor acts done, which will increase the hazard of damage to the premises, or injury to those in or about the premises, or the existing rate of insurance upon the building, nor shall Lessee sell, keep or use in or about said premises any article which may limit the coverage afforded by the Utah Standard Form fire insurance policy, or the sale, presence, or use of which is prohibited by law.
         Lessee shall, at Lessee's sole cost and expense, without obligation to Lessor, observe in the use of the premises all municipal, county, state and federal regulations, ordinances and statutes now in force, or which may hereafter be in force, and failure to do so shall be a material breach of this agreement.
         5. POSSESSION. The date of possession of said leased premises by Lessee pursuant to this lease shall be the 1st day of October, 1996.
         6. INSURANCE. Lessee shall maintain fire and casualty insurance on the real and personal property subject to this lease and shall hold Lessor harmless from any loss in connection therewith. Lessee further agrees to take out and keep in force during the life hereof, at Lessee's expense, public liability insurance to protect against any liability to the public, incident to the use of or resulting from any occurrence in or about said premises. The liability under such insurance shall be not less than $300,000.00 combined single limit or the equivalent on bodily injury and property damage.
         7. REPAIR AND MAINTENANCE. Lessee shall be responsible for all routine maintenance of the property, and Lessor shall be responsible for structural component maintenance, such as the roof, heating and ventilation, etc.


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         8.  ALTERATIONS.  Lessee  shall  not  make or  permit  to be  made  any additions or alterations of the premises or any part thereof without the written consent of Lessor, and any additions to or alterations of said premises, when permitted to be made, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor and shall not be removed by Lessee at the end of its occupancy, or otherwise, except upon written consent or order of Lessor. Any linoleum, rubber tile or other floor covering affixed to the floors shall become at once a part of the realty and belong to Lessor and shall not be removed by Lessee at the end of its occupancy, or otherwise, except upon written consent or order of Lessor.
         9. MECHANIC'S LIENS. It is expressly agreed that if any work that is performed by Lessee or Lessee's agents, employees or representatives, either prior to or subsequent to the possession by Lessee of the above described premises, shall give rise to any lien against the leased premises, Lessee shall indemnify Lessor against and save Lessor harmless from any and all mechanic's liens or claims of liens and all attorney fees, costs and expenses which may accrue, grow out of, or be incurred by reason of said work performed by Lessee or Lessee's agents, employees or representatives.
         10. UTILITIES. Lessee shall pay for all gas, heat, light, power, water, rubbish removal, telephone service, and all other services supplied to said premises.
         11. INSPECTION AND ENTRY BY OWNER. Lessee shall permit Lessor and Lessor's agents to enter into and upon the premises at all reasonable times for the purpose of inspecting the same, or for the purpose of making reasonable repairs, alterations or additions to any portion of said premises which Lessor may see fit to make, including installation of pipes, conduits, etc. to service adjacent property, without any reduction or rebate of rent to Lessee for loss of occupancy or quiet enjoyment of the premises thereby occasioned, and Lessee shall permit Lessor at any time after thirty (30) days prior to expiration of the leasehold term to place upon the premises "for rent," "for lease," or other signs.
         12. BANKRUPTCY OR INSOLVENCY. Should the Lessee become bankrupt or insolvent, either voluntarily or involuntarily, or a receiver be appointed to take charge of Lessee's assets, or general assignment be made for the benefit of creditors, the same shall constitute a breach of the terms of this lease and the Lessor may declare the lease terminated, and the Lessee shall have no right, title or interest in the property, and the Lessor may keep as damages any advanced rental.
         13. DEFAULT. Lessee shall pay rent to Lessor at such place as may be assigned from time to time by Lessor, at the time provided as aforesaid. In the event of failure of Lessee so to do, or in the event of a breach of any other condition or agreement by Lessee, it shall be lawful for Lessor, after giving to Lessee a fifteen (15) day written notice of default, and after failure by Lessee within said fifteen (15) days to remedy or cure said default, and after the lapse of said fifteen (15) days, to reenter and take possession of the said premises and to remove all persons and property therefrom and to repossess said premises. Any such reentry or repossession or any notice served in connection therewith shall not operate to release Lessee from any obligations for rental or otherwise under this lease, and shall be in addition to any available remedies and time set forth for notices given pursuant to the Utah unlawful detainer statutes.
         If Lessee shall be in default in performance of any condition or agreement, or shall abandon or vacate the premises, Lessor shall have the right, after giving the required written notice of default, and after failure by Lessee to timely remedy or cure said default, to relet the said premises, or any portion thereof, for such rent and upon such terms as Lessor may see fit. Lessee shall pay the expenses of such reletting, including any and all real estate broker's commissions.
         All remedies herein given Lessor shall be cumulative and in addition to other legal and equitable rights which Lessor may have, and if Lessor institutes legal action to collect the total or balance of the rent hereby reserved, the filing of such action prior to the expiration of the full leasehold term shall not be deemed premature as a matter of law irrespective of whether Lessor has retaken possession and relet the premises for his own account or for the account of Lessee.


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         14. ATTORNEY FEES. Should either party employ an attorney in connection with the violation of the terms of this lease, or for the preparation and serving of notice or other matters, and whether suit is filed or not, the party so employing an attorney and the prevailing party shall be entitled to reasonable costs and attorney fees in addition to all other amounts as provided for in this lease.
         15. ASSIGNMENT AND SUBLEASE. Lessee shall not assign this lease, or any interest therein, and shall not lease or sublet the premises, or any part thereof, or any right of privilege appurtenant thereof, or mortgage or hypothecate the leasehold, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. A consent to one assignment, subletting or hypothecation shall not be construed as a consent to any subsequent assignment, subletting or hypothecation. Unless such written consent has been had and obtained, any assignment or transfer of this lease, or of any interest therein, or any subletting, either by voluntary or involuntary act of Lessee or by operation of law, or otherwise, may be deemed a breach of lease by Lessee at Lessor's election and any such purported assignment, transfer or subletting without such consent may be deemed by Lessor to be null and void. Lessor's consent to any such assignment, transfer or subletting shall relieve Lessee from any obligation under this lease.
         16. DESTRUCTION OF PREMISES. In the event of a partial destruction of the said premises during the said term, from any cause, Lessor shall forthwith repair the same, provided such repair can be made within ninety (90) days under the laws and regulations of state, federal, county or municipal authorities, but such partial destruction shall in no way annul or void this lease, except that Lessee shall be entitled to a proportionate deduction of rent while such repairs are being made unless the Lessee was the cause of the destruction. Such proportionate deduction of rent to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the said premises, but in no event shall it be more than the monthly rental. If such repairs cannot be made in ninety (90) days, Lessor may, at his option, make same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately rebated as aforesaid in this paragraph. In the event that Lessor does not so elect to make such repairs which cannot be made under such laws and regulations, this lease may be terminated at the option of either party. In the event that the building is destroyed in which the demised premises may be situated to the extent of not less than 33 1/3 percent of the replacement costs thereof, Lessor may elect to terminate this lease, whether the demised premises be injured or not. A total destruction of the building in which the said premises may be situated shall terminate this lease.
         17. CONDEMNATION. If the whole or any part of the premises shall be taken by any public authority under the power of eminent domain, then the terms of this lease shall cease as to the part so taken from the day possession of that part shall be required for any public purpose, and rent shall be paid up to that day, and on or before that day Lessee shall elect, in writing, either to cancel this lease or to continue in possession of the remainder of the premises under the terms herein provided, except that rent shall be reduced in proportion to the amount of the premises taken. All damages awarded for such taking shall belong to and be the property of Lessor, whether such damages be awarded as compensation for diminution in value to the leasehold or to the fee of the premises. Lessee hereby irrevocably assigns to Lessor any right to compensation or damages to which Lessee may become entitled by reason of the condemnation of all or a part of the demised premises.
         18. DAMAGE LIABILITY. Lessee assumes all risks of injury or damage to all persons and property, excluding injuries or damage caused by preexisting structural defects or Lessor's negligent conduct, including, but not limited to, all property of Lessee and Lessor in or about the premises, and Lessee shall hold Lessor harmless for any such damage or injury; except that Lessee shall not be liable to Lessor for damage or injury to Lessor's property caused by earthquakes, other acts of God, or Lessor's negligent conduct.


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         It is  further  understood  and  agreed  that the  provision  herein in connection with the Lessor being insured against liability shall in no way be construed as creating liability upon its part or admission of liability upon its part, but is merely for the protection of Lessor.
         19. OUTSIDE STORAGE. There shall be no storage of any kind of material on the outside of the buildings herein described, except as incident to the normal operation of Lessee's business.
         20. TERMINATION. On the last day of the term, or sooner termination, the Lessee shall peaceably and quietly leave and yield the premises to Lessor, with fixtures and appurtenances in good condition and repair, reasonable wear and tear excepted. Lessee shall leave the premises and appurtenances free and clear of rubbish and clean; and in the event Lessee fails to do so, Lessor may charge Lessee for the reasonable cost incurred by Lessor in having the same done. In the event that Lessee shall exercise its purchase option hereunder, however, this paragraph shall not apply with respect to the termination of the lease as a result of such purchase.
         21. WAIVER. Waiver by Lessor of any breach of any condition or agreement of this lease by Lessee shall not be deemed to be a waiver of any subsequent breach of the same or any other condition or agreement by Lessee.
         22. SUCCESSOR. The condition and agreements herein contained shall apply to and bind the heirs, personal representatives, and successors in interest of the parties hereto.
         23.  TAXES.
                  (a) Payment of Taxes. Lessee shall pay all real property taxes applicable to the premises during the term of this lease.
                  (b) Definition of Real Property Tax. As used herein,  the term
"real property tax" shall include any form of assessment, levy, penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the premises or on the real property of which the premises are a part, or as against Lessor's right to rent or other income.
                  (c)  Personal  Property  Taxes.  Lessee  shall  pay  prior  to
delinquency  all  taxes  assessed   against  and  levied  upon  trade  fixtures,
furnishings, equipment and all other personal property of Lessee, and all personal property leased to Lessee hereunder, whether such property is contained in the premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
         24. HOLDING OVER. Holding over after the expiration of the term or any extension thereof with the consent of Lessor shall be a tenancy from month to month at a minimum monthly rental of the then prevailing rent.
         25. SERVING OF NOTICE. All notices as provided for in this lease or by law shall be in writing and shall be served either personally or by mail, and shall be made upon the parties at the following address unless a party serves written notice upon the other party of a change of address:

         Lessor:  Ronald L. Draeger and Rita M. Draeger
                  P.O. Box 945
                  Eden, Utah 84310

         Lessee:  NACO COMPOSITES, INC.
                  395 West 1400 North
                  Logan, Utah 84341

         26. TOTAL AGREEMENT. It is understood and agreed between Lessor and Lessee that this written lease agreement is the total agreement between Lessor and Lessee and that there are no other agreements, oral or otherwise.


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         27.  DEFINITIONS.  As used herein,  the term "Lessor" shall include all lessors, whether one or more; the term "Lessee" shall include all lessees, whether one or more; the masculine gender shall be deemed to include the feminine and vice versa.
         28. PURCHASE OPTION. During the first year of the term of this lease agreement, in the event Lessors are unable to obtain financing for any necessary expansion of the improvements on the leased premises, Lessors, as the sole owners of the leased premises, hereby grant and convey to Lessee, or its assigns, a Purchase Option in the leased premises, entitling Lessee to purchase said property for the sum of THREE HUNDRED TWENTY-FIVE THOUSAND DOLLARS
($325,000.00), this sum being based on the appraisal dated the 1st day of October, 1995, in exchange for which Lessors shall convey to Lessee by warranty deed marketable title to the property, free and clear of all liens, adverse claims and encumbrances. However, in the event that Lessee shall exercise said option at any time, said purchase price shall be adjusted to reflect inflation, as measured by the appropriate consumer price index, from the date of the appraisal dated the 1st day of October, 1995 to the date of the exercise of the purchase option which shall not be predicated on Lessor's ability to finance expansion. Lessee may exercise the option by giving Lessor written notice thereof not less than sixty (60) days prior to the desired date of closing for such purchase.



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         IN  WITNESS  WHEREOF,  the parties have hereunto executed this document through agents properly authorized as of the day and year first above written.
LESSOR:                                              LESSEE:
RONALD L. DRAEGER                                    NACO COMPOSITES, INC.



______________________________              By:___________________________
                                     Title:

RITA M. DRAEGER



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